UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-07963

The NYSA Series Trust

(Exact name of registrant as specified in charter)

507 Plum Street Suite 120

Syracuse, New York 13204

(Address of principal executive offices)(Zip code)

Gregg A. Kidd

Pinnacle Advisors LLC

507 Plum Street Suite 120

Syracuse, New York 13204

 (Name and address of agent for service)

Registrant's telephone number, including area code: (315) 251-1101

Date of fiscal year end: March 31

Date of reporting period: March 31, 2012

This Amended Form N-CSR contains an updated Trustee table.

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

NYSA TRUST

NYSA FUND

ANNUAL REPORT

MARCH 31, 2012

This report is provided for the general information of the shareholders of the NYSA Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

Dear Shareholders,

The fiscal year ended March 31, 2012 was a disappointing year for the NYSA Fund.  The years of outperforming the key benchmark indices, Standard and Poors 500 Index (S&P 500) and the Russell 2000 Index seem like distant memories as the NYSA Fund failed to keep pace with the S&P 500 Index and the Russell 2000 Index for the second consecutive year.  The mid-summer swoon caused mostly by the debt ceiling issue in the United States and the more severe debt concerns in Europe created a very difficult environment for equities.  Especially hard hit were the more economically sensitive issues as well as many of the small to mid-cap stocks.  The ensuing late fall recovery only allowed for partial recovery of sustained loses of many of these issues.  The calendar year ended with most major stock market indices finishing close to where they started the year.  In summary it was a year of unbalanced performance with certain but few stocks performing well (i.e. McDonalds, Apple), while most stocks finished the calendar year lower than where they began.  The NYSA Fund’s portfolio shifted away from the less economically sensitive and more defensive stocks and moved assets into growth stocks in anticipation of a stronger recovery and more stable economic climate thus the stock market correction that started with earnest in July 2011 had a rather meaningful negative impact on overall fund performance.

The portfolio mix at the end of fiscal 2012 comprised of many dividend paying growth companies, such as Intel (INTC), Corning (GLW) and Xerox (XRX), high dividend paying equities including Frontier Communications (FTR) and Pengrowth Energy (PGH) and small to mid-cap companies such as Metalico (MEA), Lannett Pharmaceuticals (LCI) and GT Advanced Technologies (GTAT).  The NYSA Fund’s largest holding continues to be Transluminal Technologies LLC, a non-publicly traded equity.  We continue to be quite optimistic that there will be a favorable outcome with regards to Transluminal Technologies efforts to sell the entire company to a large medical device company soon, but there can be no assurances or guarantees that such an event will occur.

As we embark upon a new year that suggests continued economic uncertainty and stock market volatility, we remain quite confident that the diversified strategy with a continued focus on dividend paying equities will allow the NYSA Fund to perform relatively well during these turbulent times ahead.

Thank you for your continued trust as we work towards rewarding your continued patience.

Michael M. Samoraj

Portfolio Manager

NYSA Fund

NYSA FUND

PERFORMANCE ILLUSTRATION

MARCH 31, 2012 (UNAUDITED)

NYSA FUND

Comparison of the Change in Value of a $10,000 Investment in the NYSA Fund and the Standard & Poor's 500 Index

$13,500
$11,000
$8,500
$6,000
$3,500
$1,000
Mar-00
Mar-01
Mar-02
Mar-03
Mar-04
Mar-05
Mar-06
Mar-07
Mar-08
Mar-09
Mar-10
Mar-11
Mar-12
$11,755
$3,867
NYSA Fund
S&P 500 Index

Average Annual Total Returns (For the period ending March 31, 2012)

FUND/INDEX	1-YEAR	5-YEAR	10-Year
NYSA Fund (1)	(11.54)%	(3.06)%	(2.21)%
S&P 500 Index (2)	8.54%	2.01%	4.12%

Initial public offering of shares was May 12, 1997.

(1) The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

This chart assumes an initial investment of $10,000 made on April 1, 2000, after deducting the maximum sales charge of 2.50% ($10,000 investment minus $250 sales charge = $9,750). Past performance doesn't guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less then their original cost. All returns reflect reinvested dividends but do not reflect the impact of taxes.

(2) Average annual total returns for the period shown reflect the deduction of the maximum sales charge currently in effect (2.50%). The sales charge schedule which had been in effect since the Fund's inception on May 12, 1997, was eliminated on April 1, 2005. During the period from inception through March 31, 2005, the maximum sales charge was 4.75%. If returns for fiscal years ending March 31, 2001, March 31, 2002, March 31, 2003, March 31, 2004, and March 31, 2005 shown had been calculated to reflect the deduction of the maximum sales charge in effect during those fiscal years, returns would have been lower. During the period from April 1, 2005 through May 13, 2007, shares of the Fund were offered without a sales charge. If returns for the period from April 1, 2005 through May 13, 2007 had been calculated without a deduction of the current maximum sales charge, returns would have been higher. The new sales charge schedule, which includes a maximum sales charge of 2.50%, was implemented on May 14, 2007. The Standard & Poor's 500 Index ("S&P 500") is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The S&P 500 is a widely recognized, unmanaged index of common stock prices. The figures for the S&P 500 reflect all dividends reinvested but do not reflect

Past performance is not predictive of future performance.

NYSA FUND

PORTFOLIO ILLUSTRATION

MARCH 31, 2012 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors. The underlying securities are represented as a percentage of the portfolio of investments.

	NYSA FUND
	Schedule of Investments
	March 31, 2012

Shares		Value

COMMON STOCK - 90.42%

Communications Services, NEC - 0.54%
3,000	RRSat Global Communications Network Ltd.	$ 12,600

Computer Equipment - 2.42%
7,000	Xerox Corp.	56,525

Crude Petroleum & Natural Gas - 7.45%
5,000	Exco Resources, Inc.	33,150
15,000	Pengrowth Energy Corp.	141,000
		174,150
Deep Sea Foreign Transportation of Freight - 0.74%
5,000	DryShips, Inc. *	17,400

Drilling Oil & Gas Wells - 0.04%
58	Ocean Rig UDW, Inc. *	980

Electric Services - 2.16%
3,474,380	McKenzie Bay International Ltd. *	45,167
10,000	US Geothermal, Inc. *	5,200
		50,367
Electrical Industrial Apparatus - 0.26%
4,663	Plug Power, Inc. *	6,109

Industrial Organic Chemicals - 0.02%
20,000	Global Green Solutions, Inc. (Canada)*	380

Information Technology - 6.63%
11,000	Corning, Inc.	154,880

Miscellaneous Business Credit Institution - 1.95%
11,000	Harris & Harris Group, Inc. *	45,650

Miscellaneous Electrical Machinery, Equipment & Supplies - 2.88%
7,000	Motorcar Parts America, Inc. *	67,340

Miscellaneous Plastic Products - 0.41%
5,612	Lightwave Logic, Inc. *	9,540

Miscellaneous Primary Metal Products - 4.06%
4,500	Dynamic Materials Corp.	94,995

Motor Vehicles & Passenger Car Bodies - 1.07%
2,000	Ford Motor Co.	24,950

Motors & Generators - 2.70%
10,000	China Electric Motor, Inc. (China) *	1,790
2,500	Generac Holding, Inc. *	61,375
3,000	Raser Technologies, Inc. *	0
		63,165
Oil & Gas Field Exploration Services - 0.00%
400,000	Black Dragon Resources Companies, Inc. *	40

Orthopedic, Prosthetic & Surgical Appliances & Supplies - 0.65%
300	Smith & Nephew Plc. ADR	15,150

Pharmaceutical Preparations - 2.65%
14,870	Lannett, Inc. *	62,008

Radio & TV Broadcasting Equipment - 1.05%
15,000	Relm Wireless Corp. *	24,450

Retail-Drug Stores & Proprietary Stores - 2.15%
1,500	Walgreen Co.	50,235

Retail-Home Furniture, Furnishings & Equipment Stores - 4.81%
3,000	Williams-Sonoma, Inc.	112,440

Secondary Smelting & Refining of Nonferrous Metals - 3.65%
20,000	Metalico, Inc. *	85,400

Semiconductors & Related Devices - 14.05%
8,000	Entropic Communications, Inc. *	46,640
13,000	GT Advanced Technologies, Inc. *	107,510
4,000	Intel Corp.	112,460
18,000	Satcon Technology Corp. *	6,480
8,000	Triquint Semiconductor, Inc. *	55,160
		328,250
Software - 0.09%
220,000	Nibex, Inc. +	2,200

State Commercial Banks - 1.30%
1,820	CNB Financial Corp.	30,412

Steel Works, Blast Furnaces Rolling Mills - 1.62%
5,000	AK Steel Holdings Corp.	37,800

Surgical & Medical Instruments - 15.35%
8,000	Boston Scientific Corp. *	47,840
4,000	Icad, Inc. *	1,960
8,000	Inovio Pharmaceuticals, Inc. *	5,352
84,332	Transluminal Technologies LLC +	303,595
		358,747
Telephone Communications (No Radio Telephone) - 9.71%
10,000	Alaska Communications Systems Group, Inc.	30,800
45,000	Frontier Communications Corp.	187,650
3,000	Sprint Nextel Corp. *	8,550
		227,000
X-Ray Apparatus & Tubes & Related Irradiation Apparatus - 0.01%
3,000	Imaging3, Inc. *	162

TOTAL FOR COMMON STOCK (Cost $2,737,691) - 90.42%		2,113,325

CLOSED END MUTUAL FUND - 0.34%
40,000	Universal Capital Management, Inc. *	8,000
TOTAL FOR CLOSED END MUTUAL FUND (Cost $29,033) - 0.34%		8,000

EXCHANGE TRADED FUNDS - 1.94%
3,000	Proshares Ultra Short S&P 500 Fund	45,270
TOTAL FOR EXCHANGE TRADED FUNDS - (Cost $48,040) - 1.94%		45,270

OTHER INVESTMENTS - NOTES RECEIVABLE - 0.43%
100,000	Espsco LLC. +	10,000
TOTAL FOR OTHER INVESTMENTS - NOTES RECEIVABLE (Cost $100,000) - 0.43%		10,000

SHORT TERM INVESTMENTS - 7.85%
183,474	Huntington Treasury Money Market IV 0.01% ** (Cost $183,474)	183,474
TOTAL FOR SHORT TERM INVESTMENTS - (Cost $183,474) - 7.85%		183,474

TOTAL INVESTMENTS (Cost $3,098,238) - 100.98%		2,360,069

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.98)%		(22,991)

NET ASSETS - 100.00%		$ 2,337,078

* Non-income producing securities during the period.
+ Restricted Security - See Note 5.
** Variable Rate Security, the coupon rate shown represents the yield at March 31, 2012.
ADR - American Depositary Receipt
The accompanying notes are an integral part of these financial statements.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an active market, price for similar instruments, interest rates, prepayment speeds, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of inputs used as of March 31, 2012 in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3 +	Total

Common Stocks	$ 1,807,530	$ -	$ 305,795	$ 2,113,325
Closed End Mutual Fund	8,000	-	-	8,000
Exchange Traded Fund	45,270			45,270
Notes Receivable		-	10,000	10,000
Short-Term Investments:
Huntington Money Market Fund IV	183,474	-	-	183,474
	$ 2,044,274	$ -	$ 315,795	$ 2,360,069

+ Please see footnote 1 in notes to financial statements or additional information on Level 3 securities.
The accompanying notes are an integral part of these financial statements.

NYSA FUND
Statement of Assets and Liabilities
March 31, 2012

Assets:
Investments in Securities, at Value (Cost $3,098,238)	$ 2,360,069
Receivables:
Securities Sold	15,806
Dividends and Interest	1,858
Prepaid Expenses	848
Total Assets	2,378,581
Liabilities:
Payables:
Securities Purchased	8,111
Due to Adviser	3,555
Other Accrued Expenses	29,837
Total Liabilities	41,503
Net Assets	$ 2,337,078

Net Assets Consist of:
Paid In Capital	$ 3,994,396
Accumulated Undistributed Realized Loss on Investments	(919,149)
Unrealized Depreciation in Value of Investments	(738,169)
Net Assets, for 338,896 Shares Outstanding	$ 2,337,078

Net Asset Value and Redemption Price Per Share	$ 6.90

Maximum Offering Price Per Share ($6.90/97.5%)	$ 7.08

The accompanying notes are an integral part of these financial statements.

NYSA FUND
Statement of Operations
For the Year Ended March 31, 2012

Investment Income:
Dividends (net of foreign withholding taxes of $1,357)	$ 46,495
Interest	4,516
Total Investment Income	51,011

Expenses:
Advisory Fees (Note 3)	25,970
Transfer Agent Fees	16,282
Compliance Fees (Note 3)	18,150
Audit Fees	13,422
Legal Fees	10,765
Service Fees (Note 3)	6,492
Miscellaneous Fees	7,096
Custodial Fees	4,797
Trustee Fees	6,017
Registration Fees	212
Administrative Fees	794
Printing and Mailing	356
Insurance	577
Total Expenses	110,930
Fees Waived and Reimbursed by the Advisor (Note 3)	(5,440)
Net Expenses	105,490

Net Investment Loss	(54,479)

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain on Investments	50,739
Net Change in Unrealized Depreciation on Investments	(328,629)
Realized and Unrealized Loss on Investments	(277,890)

Net Decrease in Net Assets Resulting from Operations	$ (332,369)

The accompanying notes are an integral part of these financial statements.

NYSA FUND
Statements of Changes in Net Assets

	Years Ended
	3/31/2012	3/31/2011
Increase (Decrease) in Net Assets From Operations:
Net Investment Loss	$ (54,479)	$ (79,030)
Net Realized Gain on Investments	50,739	239,816
Unrealized Depreciation on Investments	(328,629)	(206,790)
Net Decrease in Net Assets Resulting from Operations	(332,369)	(46,004)

Distributions to Shareholders:
Net Investment Income	-	-
Realized Gains	-	-
Total Dividends and Distributions Paid to Shareholders	-	-

Capital Share Transactions (Note 7)	(269,369)	142,477

Total Increase (Decrease) in Net Assets	(601,738)	96,473

Net Assets:
Beginning of Period	2,938,816	2,842,343

End of Period (including undistributed net investment income of $0 and $0, respectively)
	$ 2,337,078	$ 2,938,816

The accompanying notes are an integral part of these financial statements.

NYSA FUND
Financial Highlights
Selected data for a share outstanding throughout the period.

	For the Years Ended
	3/31/2012	3/31/2011	3/31/2010	3/31/2009	3/31/2008

Net Asset Value, at Beginning of Period	$ 7.80	$ 7.89	$ 5.89	$ 7.82	$ 8.06

Income From Investment Operations:
Net Investment Income (Loss) *	(0.15)	(0.22)	(0.14)	(0.12)	(0.07)
Net Gain (Loss) on Securities (Realized and Unrealized)	(0.75)	0.13	2.14	(1.81)	(0.17)
Total from Investment Operations	(0.90)	(0.09)	2.00	(1.93)	(0.24)

Distributions:
Net Investment Income	0.00	0.00	0.00	0.00	0.00
Realized Gains	0.00	0.00	0.00	0.00	0.00
Total from Distributions	0.00	0.00	0.00	0.00	0.00

Net Asset Value, at End of Period	$ 6.90	$ 7.80	$ 7.89	$ 5.89	$ 7.82

Total Return **	(11.54)%	(1.14)%	33.96%	(24.68)%	(2.98)%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 2,337	$ 2,939	$ 2,842	$ 2,077	$ 4,197
Before Waiver
Ratio of Expenses to Average Net Assets	4.29%	4.43%	4.00%	3.95%	3.36%
After Waiver
Ratio of Expenses to Average Net Assets	4.08%	4.23%	4.00%	3.95%	3.29%
Ratio of Net Investment Income (Loss) to Average Net Assets	(2.10)%	(2.90)%	(1.96)%	(1.74)%	(0.92)%
Portfolio Turnover	184%	169%	204%	245%	286%

* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.
** Assumes reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

NYSA FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2012

1.   SIGNIFICANT ACCOUNTING POLICIES

The NYSA Fund (the “Fund”) is a non-diversified series of the NYSA Series Trust (the “Trust”).  The Trust, registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), was organized as a Massachusetts business trust on November 20, 1996.  The Fund was capitalized on February 18, 1997, when affiliates of Pinnacle Advisors LLC (the “Advisor”) purchased the initial shares of the Fund at $10 per share.  The Fund began the public offering of shares on May 12, 1997.

The following is a summary of the Fund's significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (GAAP):

Securities Valuation – Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities.  Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price.  Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price.  When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Board of Trustees.  The Board has adopted guidelines for good faith pricing, and has delegated to the Adviser the responsibility for determining fair value prices, subject to review by the Board of Trustees.

The following table sets forth a summary of the changes in the fair value of the Fund’s level 3 investments for the year ended March 31, 2012:

Investments
Balance Beginning at April 1, 2011	$ 320,983
Net Realized Gain/Loss on Sale of Investments	-
Net Change in Unrealized Appreciation on Investments Held at Year End	29,516
Net Transferred out of Level 3	(46,904)
Net Transferred into Level 3	12,200
Balance End at March 31, 2012	$ 315,795

As of March 31, 2012, the investment in 3,474,380 shares of McKenzie Bay International Ltd. was transferred into Level 1 from Level 3 as the restriction of the sales of the stock was lifted on the previously restricted 1,000,000 shares.

As of March 31, 2012, the investment in Nibex, Inc. was transferred into Level 3, as Level 1 inputs were not available as of the measurement date.

See the Fund’s Schedule of Investments for details on investments and levels.

Investment Income – Dividend income is recorded on the ex-dividend date.  Interest income is accrued as earned.

Security Transactions – Security transactions are accounted for on trade date.  Realized gains and losses on security transactions are determined on a specific identification basis.

Distributions to Shareholders – Distributions to shareholders arising from net investment income and net realized capital gains, if any, are distributed at least once each year and are recorded on the ex-dividend date.  The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These “book/tax” differences are temporary in nature and are primarily due to losses deferred due to wash sales.  For the year ended March 31, 2012 the Fund did not pay any distributions to its shareholders.

Use of Estimates – The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the period.  Actual results could differ from those estimates. Management has evaluated subsequent events through the date the financial statements were issued and determined no events requiring additional disclosure.

Federal Income Taxes – It is the Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies.  As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

Reclassifications - In accordance with GAAP, the Fund has recorded a reclassification in the capital accounts. As of March 31, 2012, the Fund recorded permanent book/tax differences of $54,479 from net investment loss to paid-in capital. During the year ended March 31, 2012, the Fund had net capital loss carry forward amounts expire of $1,455,919 and was reclassified from accumulated undistributed realized loss on investments to paid in capital.  These reclassifications have no impact on the net asset value of the Fund and are designed generally to present undistributed income and net realized gains on a tax basis, which is considered to be more informative to shareholders.

2.   INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $4,402,702 and $4,730,028, respectively, for the year ended March 31, 2012.

3.   TRANSACTIONS WITH AFFILIATES

Advisory Agreement -Under the terms of an Advisory Agreement, the Fund pays the Advisor a fee, which is computed and accrued daily and paid monthly, at an annual rate of 1.00% of its average daily net assets up to $100 million; 0.95% of such assets from $100 million to $200 million; and 0.85% of such assets in excess of $200 million. For the year ended March 31, 2012, Advisory Fees were $25,970 in which, $5,440 was voluntarily waived by the Advisor. At March 31, 2012, the Fund owed the Advisor $3,555.

For the year ended March 31, 2012, compliance fees of $18,150 were paid to the Fund’s Chief Compliance Officer, who also serves as secretary of the Fund.

Portfolio Transactions - Commissions paid by the Fund are based on the per transaction commission charge then in effect for the execution of a transaction for the Fund by the investment advisor.  Commissions paid to Pinnacle Investments, Inc., an affiliate of the Advisor, were $27,505, for the year ended March 31, 2012.

Implementation of a Service Fee Plan - Effective August 1, 2007, the Fund has adopted a Service Fee Plan, pursuant to which the Fund will incur expenses of up to 0.25% per year of the Fund’s net assets.  Under the Service Fee Plan, the Fund is permitted to reimburse the Underwriter for a portion of its expenses incurred in servicing shareholder accounts.  For the year ended March 31, 2012, $6,492 was paid to the Underwriter, Pinnacle Investments LLC, for reimbursement of expenses in connection with shareholder accounts.

4.   CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of March 31, 2012, National Financial Services, for the benefit of others, in aggregate approximately 69.44% of the Fund.

5.   OTHER INVESTMENTS

Restricted Securities - The investment in 220,000 shares of Nibex, Inc. common stock, the sale of which is restricted, has been valued by the Board of Trustees at $.01 per share after considering certain pertinent factors, including the results of operations of Nibex, Inc. and any recent offerings in its common stock. No quoted market price exists for Nibex, Inc. shares. It is possible that the estimated value may differ significantly from the amount that might be ultimately realized in the near term and the difference could be material.

The investment in 84,332 shares of Transluminal Technologies LLC. common stock, the sale of which is restricted, has been valued by the Board of Trustees at $3.60 per share after considering certain pertinent factors, including the results of operations of Transluminal Technologies LLC. and any recent offerings in its common stock. No quoted market price exists for Transluminal Technologies LLC. shares. It is possible that the estimated value may differ significantly from the amount that might be ultimately realized in the near term and the difference could be material.

Promissory Note - The Fund has entered into a promissory note agreement with ESPSCO LLC as of May 1, 2008.  ESPSCO originally has agreed to repay the face amount of $100,000 along with 9% interest per annum on the unpaid principal balance from July 15, 2008 until paid in full. The Note has subsequently been modified and for the year ended March 31, 2012, interest income received was $4,500.  The value of the note at March 31, 2012, is $10,000.

6.   TAX MATTERS

The Fund’s tax basis capital gains and losses and undistributable ordinary income are determined only at the end of each fiscal year. For tax purposes, as of March 31, 2012, the following represents that tax basis capital gains and losses and undistributed ordinary income:

Undistributed ordinary income

    $               -

Capital loss carry forwards expiring:  3/31/2014                                                           $    267,408

                                                             3/31/2018                                                                $    637,521

                                                                                                                                             $    904,129

During the year ended March 31, 2012, the Fund had net capital loss carry forward amounts expire of $1,455,919, net of previous disallowed losses of $23,696, and $50,739 current year net capital gains taken, which were reclassified from accumulated undistributed realized loss on investments to paid in capital.

The corporation is a regulated investment company (as defined in internal revenue code section 851) and is subject to special rules under IRC section 1212 regarding capital loss carry backs and carryovers. These rules prohibit the corporation from carrying back capital losses to any year in which it was a regulated investment company, while allowing capital loss carryovers to eight taxable years (not the usual three) succeeding the loss year. For taxable years beginning after December 22, 2010, regulated investment companies are permitted unlimited carry forwards of net capital losses. Such losses retain their character as either short- or long-term capital losses.

Net capital losses that occurred before December 23, 2010, continue to be treated as short term, and expire according to their original schedule. Such losses are not available to offset capital gains until all net capital losses occurring after December 22, 2010, have been utilized. As a result, some net capital loss carryovers that originated prior to December 23, 2010 may expire.

Post-October capital loss deferrals between realized 11/1/11 and 3/31/2012*             $              -

As of March 31, 2012, the tax basis components of unrealized appreciation (deprecation) and cost of investment securities were as follows:

Gross unrealized appreciation on investment securities                                                $    133,202

Gross unrealized depreciation on investment securities                                               ($   885,591)

Net unrealized depreciation on investment securities                                                   ($   752,389)

Cost of investment securities                                                                                            $ 2,928,984

*These deferrals are considered incurred in the subsequent year.

+ The capital loss carryforward will be used to offset any capital gains realized by the Fund in future years through the expiration date. The Fund will not make distributions from capital gains while a capital loss carryforward remains.

7.   CAPITAL SHARE TRANSACTIONS

The Fund is authorized to issue an unlimited number of no par value shares of separate series.  The total paid-in-capital was $5,450,315, as of March 31, 2012.  Transactions in capital for the year ended March 31, 2012 and year ended March 31, 2011 were as follows:

	Year ended March 31, 2012		Year ended March 31, 2011
	Shares	Amount	Shares	Amount
Shares sold	6,899	$ 47,874	72,753	$ 562,771
Shares redeemed	(44,981)	(317,243)	(56,007)	(420,294)
Net increase	(38,082)	$ (269,369)	16,746	$ 142,477

8.   NEW ACCOUNTING PRONOUNCEMENT

In May 2011 the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. Generally Accepted Accounting Principles (“GAAP”) and International Financial Reporting Standards (“IFRS”). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS.  ASU 2011-04 will require reporting entities to disclose additional information for fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management is currently evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of

Trustees of NYSA Fund,

  a Series of NYSA Series Trust

We have audited the accompanying statement of assets and liabilities of NYSA Fund, a Series of NYSA Series Trust (the “Fund”), including the schedule of investments, as of March 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2012, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of NYSA Fund, a Series of NYSA Series Trust, as of March 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Abington, Pennsylvania May 25, 2012

NYSA FUND
Expense Illustration
March 31, 2012 (Unaudited)

Expense Example

As a shareholder of the NYSA FUND , you incur ongoing costs which typically consist of management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2011 through March 31, 2012.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	October 1, 2011	March 31, 2012	October 1,2011 to March 31,2012

Actual	$1,000.00	$1,098.73	$21.41
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,004.60	$20.45

* Expenses are equal to the Fund's annualized expense ratio of 4.08%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

NYSA FUND

TRUSTEES AND OFFICERS (Unaudited)

MARCH 31, 2012

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended (Independent Trustee). The current address of each Independent Trustee for purposes of this Annual Report is 507 Plum Street, Syracuse, NY 13204. Neither of the Independent Trustees currently serves as a director of any other public company.

Name & Age	Position(s) Held with the Fund	Term of Office & Length of Time Served	Number of Portfolios Overseen	Principal Occupation During Past Five Years & Current Directorships
John R. Dobek, 57	Trustee	Since 2007	1	Corporate Vice President, Non Ferrous Products, Kloeckner Metals Corporation, June 2011 – Present; Divisional President, Macsteel,July 1998 – June 2011.
Mark E. Wadach, 61	Trustee	Since 1997	1	Sales Representative for Upstate Utilities Inc. from 2007 – Present.

The following table provides information regarding each Trustee who is an “interested person” of the Trust as defined in the Investment Company Act of 1940, as amended, and each Officer of the Trust.  With the exception of Joseph Masella, the principal address of each Officer listed below is 507 Plum Street, Syracuse, NY 13204. Mr. Masella’s address is 100 Limestone Plaza, Fayetteville, NY 13066.

Name & Age	Position(s) Held with the Fund	Term of Office & Length of Time Served	Number of Portfolios Overseen	Principal Occupation During Past Five Years & Current Directorships
Gregory A. Kidd, 51	President	Since 1996	1	President of Pinnacle Advisors, LLC and Pinnacle Investments, LLC since 1996.
Daniel Raite, 63	Treasurer	Since 2003	1	Vice President of Pinnacle Advisors, LLC and Pinnacle Investments, LLC since 1996.
Michael Samoraj, 53	Chief Compliance Officer Secretary Portfolio Manager	Since 2004 Since 2003 Since2007	1	Registered principal with Pinnacle Investments since 1999.
Joseph Masella, 62	Trustee*	Since 1997	1	Chief Executive Officer, Pinnacle Capital Management, LLC,October 2011 – Present; Executive Vice President, Unity Mutual Life Insurance, August 1978 – June 2011.

*Mr. Masella served an Independent Trustee from 1997 – 2011.

NYSA FUND

ADDITIONAL INFORMATION

MARCH 31, 2012

Portfolio Holdings – The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on June 30 and December 31. The Form N-Q filing must be made within 60 days of the end of the quarter, and the Fund’s first Form N-Q was filed with the SEC on March 1, 2005. The Fund’s Forms N-Q are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-800-535-9169, free of charge.

Proxy Voting - A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the 12-month period ended June 30, are available without charge upon request by (1) calling the Fund at (800) 535-9169 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.  A review of how the Fund voted on company proxies can be obtained at our transfer agent’s website, www.mutualss.com.

Additional Information - The Fund's Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request.  You may call toll-free (800) 535-9169 to request a copy of the SAI or to make shareholder inquiries.

Approval of Advisory Renewal Agreement - Each year the Board of Trustees (“Board”), including a majority of the Independent Trustees, is required to determine whether to renew the Fund’s investment advisory agreement (“Agreement”).  The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the investment adviser (“Adviser”) provide, such information as may be reasonably necessary to evaluate the terms of the Agreement.

The Board, which is currently comprised of 3 (three) Independent Trustees and 2 (two) non-Independent Interested Trustees, considered the renewal of the Agreement at its meeting held during the first quarter of 2012.  Prior to the meeting, the Adviser provided information to the Board relating to the following factors: (i) the nature, quality and extent of the Manager’s services; (ii) the investment performance of the Fund and the Adviser; (iii) the fees and expenses of the Fund; (iv) the profitability of the Adviser and its affiliates, including an analysis of the cost of providing services to the Fund; (iv) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors; and (v) other benefits which the Adviser and its affiliates derive from the Adviser’s relationship with the Fund.

At its meeting held on March 27, 2012, the Board considered the information provided by the Adviser in connection with its decision to renew the Agreement.  The Board was aware that there are alternatives to retaining the Adviser.

Trustees’ evaluation of the quality of the Adviser’s services took into account their knowledge and experience gained through meetings with the Adviser, and reports provided by the Adviser, over the course of the preceding year. The Independent Trustees concluded that the quality of the Adviser’s services and the responsiveness of the Adviser were comparable to, or superior peer group advisors when considering fees charged for a fund with a comparable level of assets. The Independent Trustees evaluated the cost of using Advisor’s services. The Independent Trustees also considered the scope and quality of the in-house capabilities of the Advisor and other resources dedicated to performing services for the Fund. The Independent Trustees concluded that the staff and senior management of the Advisor were experienced industry professionals had performed their functions in a capable manner through a volatile period in the equities market. The quality of the administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers were considered in light of the Fund’s compliance with its investments policies, as well as applicable laws and regulations.  The Independent Trustees found that the responsiveness of the Advisor’s administrative services were satisfactory.

It was noted that the Manager provided information on investment performance, including comparative performance information, to the Board throughout the year. During the fiscal year ended March 31, 2012, NYSA Fund maintained its Low Risk measurement as reported by Morningstar, Inc., but failed to keep pace with the Standard & Poors 500 Index (S&P 500) and the Russell 2000 Index.

It was noted that overall expenses had declined slightly for the year ended March 31, 2012, although the expense ratio remains relatively high as compared to the expense ratios of other mutual funds.   The Trustees acknowledged that most of the expenses incurred by the Fund involved fixed costs associated with operating a mutual fund, and that it will be difficult to achieve economies of scale unless assets of the Fund increase.  The Independent Trustees also considered the business reputation of the Advisor and its financial resources and found that they were satisfactory. In reviewing the fees payable under the Advisory Agreement, the Trustees compared the fees and overall expense levels of the Fund with those of competitive funds and other funds with similar investment objectives.  It was also noted that the Adviser waived a portion of the fees that it was entitled to receive, and that an affiliate of the Adviser received 100% of the brokerage commissions paid by the Fund, during the fiscal year ended March 31, 2012. The Adviser is not contractually committed to waiving any portion of the advisory fee.  The Board monitors the placement of the Fund’s brokerage transactions with affiliates pursuant to policies and procedures adopted by the Fund.

The Independent Trustees considered the information provided by the Advisor concerning the Advisor’s profitability with respect to the Fund, including the assumptions and methodology used in preparing the profitability information, in light of applicable case law relating to the advisory fees. No single factor was considered in isolation or to be determinative to the decision of the Independent Trustees to approve continuance of the Advisory Agreement. Rather the Independent Trustees concluded, in light of weighing and balancing of all factors considered, that it was in the best interest of the Fund to continue its Advisory Agreement without modification to its terms, including the fees charged for services there under. Because the Board is comprised of 2 Independent Trustees and 1 non-Independent Interested Trustees, the action taken by the Board in determining to renew the Agreement involved action by the Independent Trustees only.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c)

Amendments:

During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

The fund is small enough that the audit committee has deemed it unnecessary to elect an audit committee financial expert.

Item 4. Principal Accountant Fees and Services.

Item 4. Principal Accountant Fees and Services.

(a)        Audit Fees

            FY 2012                       $ 11,700

            FY 2011                       $ 10,000

(b)        Audit-Related Fees

                                                Registrant

            FY 2012                       $ 0

            FY 2011                       $ 0

(c)        Tax Fees

            FY 2012                       $ 2,000

            FY 2011                       $ 1,500

(d)        All Other Fees

Not available at this time.

(e)

(1)

Audit Committee’s Pre-Approval Policies

Due to the small size of the fund the audit committee has yet to develop a pre-approval policy.

(2)

Percentages of Services Approved by the Audit Committee

Not applicable.

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

(h)

The registrant's audit committee has not considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 11.  Controls and Procedures.

(a)

The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing of this report.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Filed herewith.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The NYSA Series Trust

By /s/Gregg A. Kidd

*Gregg A. Kidd

Chief Executive Officer

Date August 10, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Gregg A. Kidd

*Gregg A. Kidd

Chief Executive Officer

Date August 10, 2012

By /s/Daniel F. Raite

*Daniel F. Raite

Chief Financial Officer

Date August 10, 2012

* Print the name and title of each signing officer under his or her signature.